EXHIBIT 10(s)
                                                              Revised 10/26/93





                                                                    Schedule A


                               BANTA CORPORATION
                        Executive Plans and Agreements


Deferred Compensation Plan for Key Employees adopted by the Company's Board of Directors on April 23, 1985 and all individual agreements thereunder

Deferred Compensation Plan for Key Employees adopted by the Company's Board of Directors on October 25, 1988 and all individual agreements thereunder

Amounts deferred pursuant to Deferred Payment sections of Management Incentive Award Plan and Long Term Incentive Plan

Supplemental Retirement Plan for Key Employees

                                                              Revised 10/26/93



                                                                    Schedule B




                               BANTA CORPORATION
                             TRUST FOR EXECUTIVES
                             Priority of Benefits


FIRST          -    Deferred Compensation Plans for Key Employees adopted by
                    the Company's Board of Directors on April 23, 1985 and
                    October 25, 1988, respectively, and all individual agreements under either of such Plans; amounts deferred pursuant to Deferred Payment sections of Management
                    Incentive Award Plan and Long Term Incentive Plan

SECOND         -    Supplemental Retirement Plan for Key Employees